Exhibit 10.1

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,500,000.00	08-31-2010	06-30-2012	0083976-0001		0083976-0001	07738

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	IRIS International, Inc. 9172 Eton Avenue Chatsworth, CA 91311	Lender:	California Bank & Trust Los Angeles Commercial Banking 550 South Hope Street, Suite 300 Los Angeles, CA 90071

Principal Amount: $6,500,000.00	Date of Agreement: August 31, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS. The Business Loan Agreement dated March 24, 2006 and the Promissory Note dated February 7, 2002, in the original amount of $6,500,000.00, as amended by those certain Change in Terms Agreements dated Mach 11, 2002, April 24, 2003, October 8, 2003, May 25, 2004, July 29, 2005, March 24, 2006 and May 1, 2008, from IRIS International, Inc. to Lender, and that certain Extension Letters dated June 8, 2010.

DESCRIPTION OF COLLATERAL. All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all fixtures; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

DESCRIPTION OF CHANGE IN TERMS.

1.	The maturity date is hereby extended from August 31, 2010 to June 30, 2012.

2.	The Letter of Credit Subline is hereby amended as described in the attached “Letter of Credit Subline Exhibit”

3.	The Foreign Exchange Subline is hereby amended as described in the attached “Foreign Exchange Subline Exhibit”.

4.	The Commercial Guaranty executed by IRIS Molecular Diagnostics, Inc. in the amount of $16,500,000.00, is hereby added to the Loan.

5.	The following collateral is hereby added to the loan for IRIS Molecular Diagnostics, Inc.:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all fixtures; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

All other terms and conditions shall remain the same.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

FINANCIAL STATEMENT CERTIFICATIONS. The undersigned hereby certifies to California Bank & Trust (“Bank”) that all financial information (“Information”) submitted to Bank now and at all times during the terms of this loan does, and will, fairly and accurately represent the financial condition of the undersigned, all Borrowers and Guarantors. Financial Information includes, but is not limited to all Business Financial Statements (including Interim and Year-End financial statements that are company prepared and/or CPA-prepared), Business Income Tax Returns, Borrowing Base Certificates, Accounts Receivable and Accounts Payable Agings, Personal Financial Statements and Personal Income Tax Returns. The undersigned understands that the Bank will rely on all financial information, whenever provided, and that such information is a material inducement to Bank to make, to continue to make, or otherwise extend credit accommodations to the undersigned. The undersigned covenants and agrees to notify Bank of any adverse material changes in her/his/its financial condition in the future. The undersigned further understands and acknowledges that there are criminal penalties for giving false financial information to federally insured financial institutions.

DEPOSIT ACCOUNT SECURITY. Borrower hereby grants a security interest to Lender in any and all deposit accounts (checking, savings, money market or time) of Borrower at Lender, now existing or hereinafter opened, to secure its Indebtedness hereunder. This includes all deposit accounts Borrower holds jointly with someone else.

LETTER OF CREDIT SUBLINE EXHIBIT. An exhibit, titled “Letter of Credit Subline Exhibit,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

FOREIGN EXCHANGE SUBLINE EXHIBIT. An exhibit, titled “Foreign Exchange Subline Exhibit,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

IRIS INTERNATIONAL, INC.

By:	/s/ Cesar Garcia	By:	/s/ Martin McDermut
	Cesar Garcia, President/CEO of IRIS International, Inc.		Martin McDermut, CFO of IRIS International, Inc.

LASER PRO Lending, Ver. 5.52.20.003 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA L:\CFI\LPL\D20C.FC TR-35266 PR-1 (M)

LETTER OF CREDIT SUBLINE EXHIBIT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,500,000.00	08-31-2010	06-30-2012	0083976-0001		0083976-0001	07738

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	IRIS International, Inc. 9172 Eton Avenue Chatsworth, CA 91311	Lender:	California Bank & Trust Los Angeles Commercial Banking 550 South Hope Street, Suite 300 Los Angeles, CA 90071

This LETTER OF CREDIT SUBLINE EXHIBIT is attached to and by this reference is made a part of the Change In Terms Agreement, dated August 31, 2010, and executed in connection with a loan or other financial accommodations between CALIFORNIA BANK & TRUST and IRIS International, Inc.

Letter of Credit Subline. The Line of Credit includes a subline facility for commercial letters of credit (each a “Letter of Credit” and collectively the “Letters of Credit”) for the account of Borrower (the “Letter of Credit Subline”). Provided there is no Event of Default and subject to the terms and conditions of the Agreement, Borrower may obtain Letters of Credit on a revolving basis. This Letter of Credit Subline may be used for obtaining Letters of Credit with a maximum expiration date of June 30, 2012. No new Letters of Credit can be issued after the Line of Credit matures on June 30, 2012.

a. The amount of all issued, outstanding and unexpired Letters of Credit, including amounts drawn on Letters of Credit and not yet reimbursed by Borrower to Lender, may not exceed 1,000,000.00.

b. The amount of all issued, outstanding and unexpired Letters of Credit and Foreign Exchange Subline, including amounts drawn on Letters of Credit and Foreign Exchange Subline and not yet reimbursed to Lender, together with all amounts outstanding on the Line of Credit, shall not exceed Six Million FIve Hundred Thousand and no/100 Dollars ($6,500,000.00).

c. Any sum drawn under a Letter of Credit shall be either immediately reimbursed to Lender by Borrower or added by Lender to the principal amount outstanding under the Line of Credit and shall be governed by the terms and conditions regarding the Line of Credit set forth in this Agreement. Any sum drawn under a Letter of Credit after the maturity of the Line of Credit, or after the occurrence of an Event of Default, shall be due with interest on demand and shall accrue interest at the default rate of interest as provided in the Agreement.

d. In the event any Letters of Credit are outstanding on June 30, 2012, or upon the occurrence of an Event of Default, Borrower shall immediately provide Lender with a written request for cancellation of the Letter of Credit from the beneficiary’s bank in form acceptable to Lender, or deposit with Lender, as cash collateral for the obligations of Borrower to reimburse Lender for draws under such remaining outstanding Letters of Credit, an amount equal to the face amount of all such outstanding Letters of Credit to be applied to repay draws under such Letters of Credit as and when made. Borrower hereby grants to Lender a security interest in such cash collateral.

e. The issuance of any Letter of Credit or any amendment to a Letter of Credit is subject to Lender’s written approval and such Letter of Credit, or any amendment thereto, must be in form and content satisfactory to Lender and in favor of a beneficiary acceptable to Lender. Borrower will complete with proper insertions, sign and deliver to Lender, Lender’s application and agreement for each requested Letter of Credit. Lender may refuse to issue a Letter of Credit or amendment to any Letter of Credit due to the nature or terms of the transaction for which the Letter of Credit is required or when applicable law, regulation or order prohibits the issuance of the Letter of Credit or amendment.

f. The obligations of Borrower under each Letter of Credit issued by Lender are secured by a security interest granted by Borrower in the goods (as defined in the Uniform Commercial Code) included in the Letter of Credit transaction.

g. Borrower agrees that Lender may automatically charge Borrower’s deposit accounts with Lender for applicable fees, discounts, and other charges relating to any Letters of Credit, as well as for any reimbursement obligation hereunder, an Borrower hereby grants a security interest to Lender in such accounts for such purposes.

h. Borrower will pay promptly Lender’s issuance, settlement and other fees (in accordance with the prevailing California Bank & Trust Transaction Fee Schedule as issued from time to time or such other current Lender publication) for Letters of Credit and all expenses incurred by Lender in connection therewith.

i. Lender shall have no obligation to enter a Commercial Letter of Credit if there is an uncured breach of Event of Default by Borrower under this Agreement, any Commercial Letter of Credit or any other obligation of Borrower to Lender.

THIS LETTER OF CREDIT SUBLINE EXHIBIT IS EXECUTED ON AUGUST 31, 2010.

BORROWER:

IRIS INTERNATIONAL, INC.

By:	/s/ Cesar Garcia
Cesar Garcia, President/CEO of IRIS International, Inc.

By:	/s/ Martin McDermut
Martin McDermut, CFO of IRIS International, Inc.

LASER PRO Lending, Ver. 5.52.20.003 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA L:\CFI\LPL\D20C.FC TR-35266 PR-1 (M)

FOREIGN EXCHANGE SUBLINE EXHIBIT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$6,500,000.00	08-31-2010	06-30-2012	0083976-0001		0083976-0001	07738

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	IRIS International, Inc. 9172 Eton Avenue Chatsworth, CA 91311	Lender:	California Bank & Trust Los Angeles Commercial Banking 550 South Hope Street, Suite 300 Los Angeles, CA 90071

This FOREIGN EXCHANGE SUBLINE EXHIBIT is attached to and by this reference is made a part of the Change In Terms Agreement, dated August 31, 2010, and executed in connection with a loan or other financial accommodations between CALIFORNIA BANK & TRUST and IRIS International, Inc.

Foreign Exchange Subline. The Line of Credit includes a subline facility for foreign exchange contracts to be entered by Borrower and Lender in form and substance acceptable to Lender (each a “Foreign Exchange Contract” and collectively the “Foreign Exchange Contracts”) for the account of Borrower (“Foreign Exchange Subline”). Subject to the terms and conditions of the Agreement, Borrower may enter Foreign Exchange Contracts with Lender on a revolving basis, for the exchange of currencies (each an “Exchange Transaction” and, collectively, “Exchange Transactions”).

a. Each Exchange Transaction will be governed by the the terms and conditions set forth in this Agreement and in a written Foreign Exchange Contract to be executed by the parties which shall set forth the date of exchange, the currencies to be exchanged and their amount. Each Foreign Exchange Contract constitutes a supplement to and forms a part of this Agreement.

b. The aggregate U.S. dollars amount of all outstanding Exchange Transactions, as determined by Lender shall not exceed Three Million and no/100 Dollars ($3,000,000.00).

c. The aggregate U.S. dollar amount of all pending and unexpired Exchange Transactions as determined by Lender, plus the amount of all issued, outstanding and unexpired Letters of Credit, Acceptances and Letters of Undertaking, including amount drawn on Letters of Credit, acceptances, Letters of Undertaking and Exchange Transactions and not yet reimbursed, together with all other amounts outstanding under the Line of Credit shall not exceed Six Million Five Hundred Thousand and no/100 Dollars ($6,500,000.00).

d. No Foreign Exchange Contract shall be entered after June 30, 2012. No Foreign Exchange Contract shall have a date of exchange, or currency delivery date, of later than June 30, 2012.

e. Lender shall have no obligation to enter a Foreign Exchange Contract if there is an uncured breach of Event of Default by Borrower under this Agreement, any Foreign Exchange Contract or any other obligation of Borrower to Lender.

g. Borrower agrees that Lender may automatically charge Borrower’s deposit accounts with Lender for applicable fees, discounts, and other charges relating to any Foreign Exchange Contract, as well as for any reimbursement obligation hereunder, and Borrower hereby grants a security interest to Lender in such accounts for such purposes.

THIS FOREIGN EXCHANGE SUBLINE EXHIBIT IS EXECUTED ON AUGUST 31, 2010.

BORROWER:

IRIS INTERNATIONAL, INC.

By:	/s/ Cesar Garcia
Cesar Garcia, President/CEO of IRIS International, Inc.

By:	/s/ Martin McDermut
Martin McDermut, CFO of IRIS International, Inc.

LASER PRO Lending, Ver. 5.52.20.003 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA L:\CFI\LPL\D20C.FC TR-35266 PR-1 (M)